Interests in Joint Arrangements (Tables)	12 Months Ended
Jun. 30, 2026
Interests in Joint Arrangements [Abstract]
Interests in Joint Arrangements
The Group has interests in the following joint arrangements at reporting date:

			Ownership interest
Subsidiaries	Country of Incorporation	Principal activity	2026%	2025%	2024%
Moblan Lithium Project (1)	Canada	Investissement Québec	60	60	60
Morella Lithium Joint Venture (2)	Australia	Morella Corporation Limited	49	49	49
Vallée Lithium Project (3)	Canada	Consolidated Lithium Metals Inc.	25	25	25

(1)
On 15 October 2021, the Group acquired a 60 per cent interest in the Moblan Lithium Project, a drilling deposit host to high grade spodumene mineralisation. The project is 40 per cent owned by Investissement Québec.

(2)
On 1 November 2022, Morella Corporation Limited satisfied the requirements under the Earn-In Agreement relating to several Pilbara tenements with lithium rights located in the Pilgangoora district in Western Australia, Australia. Under the agreement, Morella Corporation Limited was required to spend $1.5 million on exploration within three years in order to earn a 51 per cent interest in the project. The Joint Venture Agreement was executed on 15 July 2024.

(3)
On 14 December 2023, North American Lithium Inc. satisfied a requirement under the Earn-In Agreement relating to the assets and mineral rights of the Vallée Lithium Project located in Québec, Canada. Under the agreement, North American Lithium Inc. was required to spend C$4.0 million on exploration within a twelve month period to earn a 25 per cent interest in the project.